Income Taxes (Details Narrative) - USD ($) $ in Thousands		12 Months Ended
	Dec. 22, 2017	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes at statutory federal rate percentage	21.00%	34.00%	34.00%
Income tax reconciliation description	The legislation reduced the U.S. corporate tax rate from the current top rate of 35% to 21%. As a result of the enacted law, the Company was required to revalue deferred tax assets and liabilities at the enacted rate.
Income tax expense benefit		$ 12